Exhibit 99.1

Ingersoll Rand Welcomes Aurobind Satpathy to Board of Directors

DAVIDSON, N.C. – July 15, 2025 – Ingersoll Rand Inc. (NYSE: IR), a global provider of mission-critical flow creation and life sciences and industrial solutions, today announced the appointment of Aurobind Satpathy to its Board of Directors, effective immediately.

Satpathy currently serves as a senior partner at McKinsey & Company, a global management consulting firm. During his nearly 30-year career with McKinsey & Company, Satpathy led multi-billion-dollar mergers, guided companies through public-to-private transitions, and architected growth strategies that resulted in increases in market capitalization. In addition, Satpathy led global technology-enablement efforts within McKinsey’s Operations practice and held leadership roles across several offices, practices, and global committees.

“Aurobind’s leadership in high-impact engagements across diverse industries demonstrates his deep expertise in aligning strategy with execution,” said Vicente Reynal, chairman and chief executive officer of Ingersoll Rand. “We look forward to leveraging his strategic mindset, and his ability to unlock value through bold, data-driven insights will be a welcome addition to our Board.”

This appointment underscores Ingersoll Rand’s ongoing commitment to maintaining a robust and dynamic Board of Directors focused on innovation, operational excellence, and sustainable growth.

About Ingersoll Rand Inc.
Ingersoll Rand Inc. (NYSE: IR), driven by an entrepreneurial spirit and ownership mindset, is dedicated to Making Life Better for our employees, customers, shareholders, and planet. Customers lean on us for exceptional performance and durability in mission-critical flow creation and life sciences and industrial solutions. Supported by over 80+ respected brands, our products and services excel in the most complex and harsh conditions. Our employees develop customers for life through their daily commitment to expertise, productivity, and efficiency. For more information, visit www.IRCO.com.

Forward-Looking Statements
This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to Ingersoll Rand Inc.’s (the “Company” or “Ingersoll Rand”) expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “on track to,” “will continue,” “will likely result,” “guidance” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements other than historical facts are forward-looking statements.

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These forward-looking statements are based on Ingersoll Rand’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from these current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates, or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) adverse impact on our operations and financial performance due to natural disaster, catastrophe, global pandemics (including COVID-19), geopolitical tensions, cyber events, or other events outside of our control; (2) unexpected costs, charges, or expenses resulting from completed and proposed business combinations; (3) uncertainty of the expected financial performance of the Company; (4) failure to realize the anticipated benefits of completed and proposed business combinations; (5) the ability of the Company to implement its business strategy; (6) difficulties and delays in achieving revenue and cost synergies; (7) inability of the Company to retain and hire key personnel; (8) evolving legal, regulatory, and tax regimes; (9) changes in general economic and/or industry specific conditions; (10) actions by third parties, including government agencies; and (11) other risk factors detailed in Ingersoll Rand’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its periodic filings with the SEC, which are available on the SEC’s website at http://www.sec.gov. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this release. Ingersoll Rand undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Contacts:
Investor Relations:
Matthew.Fort@irco.com

Media:
Sara.Hassell@irco.com

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